UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 5, 2014

INDO GLOBAL EXCHANGE(S) PTE. LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-53438	48-1308991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Menara Standard Chartered, JI. Prof. Dr. Satrio 30th Floor,
Jakarta Indonesia KAV146, Surabaya – Indonesia
 (Address of principal executive offices)

62-2125555600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

The words "we," "our," "us," the "Company,"  "the Registrant" refers to Indo Global Exchange(s) Pte. Ltd.

SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 5, 2014  The Company received the resignation of John Safarnos as a director of the corporation. There have been no other appointments or resignations subsequent to the resignation of Mr. Safarnos.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDO GLOBAL EXCHANGE(S) PTE. LTD.

By: /s/ John O'Shea
 -------------------------------
John O'Shea
President

Date: September 10, 2014